UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2006

MPS GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	0-24484	59-3116655
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Independent Drive Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (904) 360-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 10, 2006, Derek E. Dewan, Chairman of the Board of MPS Group, Inc. (the “Company”), adopted a sales trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Plan”). The Plan was entered into to enable Mr. Dewan to provide for financial diversification and satisfaction of tax liabilities associated with the anticipated vesting on March 29, 2006 of 960,000 restricted shares of the Company’s common stock, $0.01 par value, awarded pursuant to a restricted stock agreement effective as of March 29, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPS GROUP, INC.

	By:	/s/ Gregory Holland
Date: February 10, 2006		Gregory Holland Senior Vice President, Chief Legal Officer and Secretary